Fees Summary	Aug. 26, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	25,297.24
Total Transaction Valuation	165,233,454.00
Total Offset Amount	0.00
Net Fee	$ 25,297.24